Commitments and Contingencies	3 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies

19. COMMITMENTS AND CONTINGENCIES

The Company is defending an action brought by a distributor in France as a result of the termination of a business relationship. The plaintiff's claim amounts to €94.7 million. The Company has recognized a provision for management’s best estimate of probable outflow. On January 25, 2024, the commercial court of Nancy, France, delivered its ruling in favor of the Company. The plaintiff has the possibility to appeal the ruling. The Company has revised its provision according to the developments of the case.